UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                   FORM N-CSR

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              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  INVESTMENT COMPANY ACT FILE NUMBER 811-21818

                         PNC LONG-SHORT MASTER FUND LLC
               (Exact name of registrant as specified in charter)

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                                Two Hopkins Plaza
                               Baltimore, MD 21201
               (Address of principal executive offices) (Zip code)

                      SEI Investments Global Funds Services
                             1 Freedom Valley Drive
                                 Oaks, PA 19456
                     (Name and address of agent for service)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 1-800-239-0418

                     DATE OF FISCAL YEAR END: MARCH 31, 2010

                    DATE OF REPORTING PERIOD: MARCH 31, 2010

ITEM 1.    REPORTS TO STOCKHOLDERS.

PNC LONG-SHORT MASTER FUND LLC
ANNUAL REPORT
MARCH 31, 2010

PNC LONG-SHORT MASTER FUND LLC
CONTENTS
MARCH 31, 2010

                                                                            PAGE
                                                                            ----
Fund Commentary (Unaudited)..............................................     2
Report of Independent Registered Public Accounting Firm..................     8
FINANCIAL STATEMENTS
Schedule of Investments..................................................     9
Statement of Assets and Liabilities......................................    11
Statement of Operations..................................................    12
Statements of Changes in Members' Capital................................    13
Statement of Cash Flows..................................................    14
Financial Highlights.....................................................    15
Notes to Financial Statements............................................    16
Directors and Officers of the Fund (Unaudited)...........................    27
Other Information (Unaudited)............................................    32

PNC LONG-SHORT MASTER FUND LLC
FUND COMMENTARY (UNAUDITED)
MARCH 31, 2010

Dear Members:

PNC Long-Short Master Fund* (the "Fund") gained 16.72%, net of all fees, expenses and incentive allocations, for the 12 months ended March 31, 2010 (the "Reporting Period").

The Fund produced positive returns in ten of the 12 months during the Reporting Period. We are most pleased to have been able to deliver such relatively steady, positive returns during the Reporting Period with low volatility relative to the broader equity markets. Interestingly, many of the Fund's sub-fund managers generated attractive returns despite being positioned defensively and maintaining low net exposure to the markets. Such conservative and "hedged" positioning prevented them from participating fully in the equity market rally that has taken place since early March 2009, but it also helped them protect capital during the severe losses that the equity market experienced during the months just before the start of the Reporting Period. It is well worth noting that even with such defensive positioning in general, on a relative basis, the Fund outperformed the HFRX Equity Hedge Index.(1) For the Reporting Period, the HFRX Equity Hedge Index was up 12.65%. The Fund's objective continued to be to provide investors global equity exposure with less risk than a traditional "long-only" global equity strategy.

As always, it is important to maintain a long-term perspective. Since its inception on December 27, 2002, the Fund has gained 5.01%, net of all fees, expenses and incentive allocations, on an annualized basis through March 31, 2010.

MARKET AND ECONOMIC REVIEW

The Reporting Period witnessed a massive rebound in equity indices from their March 9th lows, reflecting a belief among investors that the worst of the financial crisis was behind us and an economic recovery was forming. Remarkably, U.S. equity markets rose between 75% and 100% off their lows of March 2009 through the end of March 2010, with some global equity markets posting even greater gains. The S&P 500 Index(2) appreciated 49.77% during the Reporting Period itself. The credit markets also rallied during the Reporting Period, with convertible corporate bonds, high yield corporate bonds and high yield bank loans leading the way.

Indeed, the U.S. economy was slowly regaining health during the Reporting Period. After contracting by 6.4% in the first three months of 2009, U.S. Gross Domestic Product (GDP) shrank just 0.7% from April through June and then grew by 2.2% in the third quarter of 2009 and by 5.6% in the fourth quarter. Fourth quarter growth was the fastest quarterly growth rate in six years. The reasons for growth in GDP included acceleration in private inventory investment, an upturn in nonresidential fixed investment, acceleration in exports, and a deceleration in imports that were partly offset by decelerations in personal consumption expenditures and in federal government spending. Importantly for the equity markets, corporate earnings also rebounded during the Reporting Period, exceeding most consensus expectations. Also the Federal Reserve Board ("the Fed") maintained it's near-zero interest rate policy throughout these months and indicated repeatedly that it intended to leave interest rates low for an "extended period."

By the end of March 2010, the U.S. economy was not yet on solid ground, however, as unemployment remained persistently high at just under 10% and mortgage foreclosures and the commercial real estate market were still in peril. While many analysts and economists expect first quarter 2010 U.S. GDP figures to come in between 2% and 3% given such chronic unemployment and struggling real estate markets, most agree that the recovery remained on track but slowed.

PNC LONG-SHORT MASTER FUND LLC
FUND COMMENTARY (UNAUDITED)
MARCH 31, 2010

As the equity and credit markets rallied, hedge funds in general bounced back strongly during the Reporting Period, displaying substantially lower volatility than the financial markets in their results. That said, while hedge fund performance was strong, it was not as strong as the broader equity markets because their short positions became a drag on performance after stocks bottomed in early March 2009. Looking at the glass half full, the hedge fund industry was much healthier at the end of March 2010 than it was just one year earlier. By the close of the Reporting Period, there was less capital chasing opportunities, with bank proprietary trading desks and several well-publicized hedge funds having closed down. A less crowded field, in our view, potentially offers more profitable opportunities for survivors. Further, liquidity in the markets had improved, helping hedge funds to trade more profitably. From a market perspective, the recent rally caused some stocks with poor fundamentals to rise, which could create attractive opportunities for profits on the short side. All told, then, at the end of the Reporting Period, such conditions, in our view, provided compelling opportunities for hedge fund managers with a disciplined, clearly-defined long/short strategy to exploit.

FUND REVIEW

As Investment Adviser, we carefully evaluated the Fund's strategies and strategy allocation throughout the Reporting Period and made changes in an effort to further diversify the portfolio for enhanced risk management and increased potential returns.

As of March 31, 2010, there were 17 managers in the Fund, as we added six managers and fully redeemed three managers during the Reporting Period. We should also note that we submitted for full redemption from four additional managers, discussed below, but they had not yet been fully redeemed by the end of the Reporting Period.

Of the 17 hedge funds in the Fund at the end of March 2010, 14 generated positive returns during the Reporting Period. In all, the managers in the Fund employed six strategies over the course of the Reporting Period. Of the six strategies in use, five generated positive returns during the Reporting Period.

- SECTOR HEDGED EQUITY STRATEGIES - Sector hedged equity strategies was the best performing strategy component during the Reporting Period. Sector hedged equity strategies are strategies that focus on specific sectors of the markets, such as telecommunications, healthcare, real estate, energy or technology. Typically, both long and short strategies will be used to target positive returns. Artis Partners 2X (Institutional), L.P. ("Artis"), the Fund's technology manager, was the best performing sub-fund manager and the largest position in the Fund. Artis generated robust double-digit returns during the Reporting Period. Crude oil's move from less than $50 per barrel to nearly $85 per barrel during the Reporting Period certainly added significant fundamental support to the recovery of Lucas Energy's holdings. DAFNA Fund, L.L.C. ("DAFNA"), the Fund's biotechnology manager, benefited from significant progress in fundamentals for several of its sub-fund portfolio names, such as Cardiome Pharma, POZEN, SonoSite and Given Imaging.

     Within this component, we added Longbow Capital Partners LP effective July 1, 2009 and fully redeemed from this sub-fund effective December 31, 2009. With three managers at the end of the Reporting Period, the Fund's allocation to this strategy component shifted from 20.1% of the Fund's net assets at March 31, 2009 to 24.8% of the Fund's net assets at March 31, 2010.

PNC LONG-SHORT MASTER FUND LLC
FUND COMMENTARY (UNAUDITED)
MARCH 31, 2010

- CTA/MACRO STRATEGIES - CTA (Commodity Trading Advisor)/Macro strategies, formerly classified as Trading strategies, generated positive returns during the Reporting Period but overall performance was not especially robust. CTA/Macro strategies generally employ investments in equity, debt, currencies and commodities across multiple sectors, economies, market capitalizations and are more based on macroeconomic modeling. This component consists of "trend following" strategies that typically generate strong profits during periods of expanding volatility and strong trends and tend to lose money during choppy range-bound markets and during trend reversals. Included in the Fund to help diversify the portfolio's equity risk, this strategy component was a particularly strong positive performer in 2008. However, during the Reporting Period, it was hard for these managers to capture long-term trends in the equity and energy markets because of some dramatic sell-offs and reversals that took place. These strong sell-offs resulted in the managers getting stopped out of their long positions close to the lows of the correction. To be stopped out means the position is sold under a stop order at a specified stop price, i.e. a market order to sell a certain quantity of a certain security if a specified price is reached or passed. As a result, Cipher Composite Fund, L.P. ("Cipher"), a systematic commodity trading adviser, and Quantitative Global 1X Fund LLC ("QIM Global"), a systematic trading fund that uses pattern recognition to exploit short-term trends in the futures markets, particularly struggled to generate positive returns during the Reporting Period. QIM Global was added to the Fund effective May 1, 2009. Although the recent environment was not especially friendly to CTAs, the "trend following" strategy has delivered attractive investment returns over the long term, and we maintain our long-term positive view on the strategy. Like any other investment, it experiences periods of above average returns and times of below average performance.

     With three managers at the end of the Reporting Period, the trading strategies component of the Fund did not shift substantially--from just below 14.6% at the end of March 2009 to 16.7% of the Fund's net assets at the end of March 2010.

- INTERNATIONAL HEDGED EQUITY STRATEGIES - The international hedged equity strategies component was a positive performer for the Reporting Period as a whole. However, Horseman Global Fund, L.P. ("Horseman"), an international long/short equity fund that uses equities to express top-down views on the global economy, was the worst performing sub-fund in the Fund during the Reporting Period. Horseman has been bearish for the last two years and adopted a net short exposure to equities. Clearly, being positioned net short during the recent equity market rally hurt the sub-fund's performance. Although we do not like any of our managers to ever lose money, we considered Horseman to be a hedge on the Fund's portfolio in case equity markets suffered a correction. Equities did not correct during the Reporting Period, and thus Horseman's performance detracted. That said, we redeemed from Horseman during the second half of the Reporting Period because of organizational changes rather than for performance reasons. John Horseman, the lead portfolio manager of the sub-fund, stepped down as portfolio manager at the end of 2009. Earlier in the Reporting Period, specifically effective June 30, 2009, we submitted for full redemption from Firebird Global Fund II, L.P. ("Firebird") for performance and liquidity reasons. Firebird is an aggressive, long biased emerging market fund with exposure to less liquid positions. At the end of the Reporting Period, we were still looking to replace Firebird with a manager that provides a more hedged and liquid approach to emerging markets.

     Kingdon Associates, L.P. ("Kingdon") and Bay II Resource Partners, L.P. ("Bay II") had a bullish view of stocks during the Reporting Period and added long exposure to markets outside of the U.S. Kingdon generated solid returns betting on Chinese Internet companies, such as Baidu, and on Brazilian homebuilders. Bay II viewed market levels as inexpensive on a long-term basis and

PNC LONG-SHORT MASTER FUND LLC
FUND COMMENTARY (UNAUDITED)
MARCH 31, 2010

     believed there should be an upward bias based on a three to four year view. Bay II was especially bullish on emerging market equities but found these markets to be overpriced. As a result, they looked to play the emerging markets by finding U.S. and European companies with significant emerging market exposure but priced more attractively. Bay II was added to the Fund effective July 1, 2009. Effective September 1, 2009, we also added Millgate Partners L.P. ("Millgate") to the Fund, a global equity long/short fund that invests solely in mid- to large-cap, non-U.S. companies.

     With four managers at the end of the Reporting Period, the Fund's allocation to global hedged equity strategies went from 17.2% of the Fund's net assets at the start of the Reporting Period to 24.9% of the Fund's net assets at the end of March 2010.

- U.S. HEDGED EQUITY AND LONG/SHORT STRATEGIES -During the Reporting Period, the U.S. hedged equity and long/short strategies component produced positive results. U.S. hedged equity and long/short strategies generally involve taking a secondary position with the expressed purpose of counterbalancing a known risk involved with a primary position. This can be accomplished by taking positions in specifically related securities for specific risks or by purchasing index options for market risks. Blue Harbour Strategic Value Partners, L.P. ("Blue Harbour"), a long-biased "friendly activist" sub-fund that operates in the small-cap equity investment universe, performed well despite a defensive posture. Long positions Blue Harbour held in Life Technologies, Oneok and Philips Van Heusen significantly outperformed the broad equity market.

     We added Scopia Partners, LLC ("Scopia") to the Fund effective November 1, 2009. Scopia is a market neutral U.S. equity fund that seeks to achieve high rates of return by investing in companies that are well positioned in their industries with superior products and technologies, while selling short those companies that have weaker competitive positions. The investment strategy utilized by the manager is a value-oriented approach that seeks to identify and purchase stocks that will appreciate even in a falling market and to identify and sell short stocks that will decline in value regardless of the market's overall direction. Generally, over 90% of the portfolio is in U.S. equities, with most of the remainder invested in foreign companies that have a large U.S. component to their businesses. With a greater focus on the health care and technology industries than most traditional value funds, Scopia provides the Fund with exposure to mostly U.S. small-cap and mid-cap stocks. Since their inclusion in the Fund through the end of the Reporting Period, Scopia generated positive returns each month.

     We also added Cobalt Partners II, L.P. ("Cobalt") to the Fund, effective March 1, 2010. Cobalt is a long/short equity fund that employs a research-driven, fundamentally-oriented value strategy. Cobalt invests primarily in mid-cap and large-cap U.S. equities. As part of its research process, Cobalt analyzes factors such as a company's long-term growth potential, ability to generate cash, quality and motivation of management, overall investment climate and valuation. In our view, Cobalt provides an attractive complement to Scopia, providing the Fund with exposure to large-cap U.S. companies. During the second half of the Reporting Period, we redeemed from Wynnefield Partners Small Cap Value, L.P., a long-biased small-cap value manager, for performance reasons.

     With three managers at the end of the Reporting Period, the U.S. hedged equity and long/short strategy component of the Fund shifted from 14.6% of the Fund's net assets at the close of March 2009 to 17.3% of the Fund's net assets at the end of March 2010.

PNC LONG-SHORT MASTER FUND LLC
FUND COMMENTARY (UNAUDITED)
MARCH 31, 2010

- EVENT HEDGED EQUITY STRATEGIES - The event hedged equity strategy component generated positive results for the Fund during the Reporting Period. Event hedged equity strategies, in general, are approaches that seek to benefit from merger arbitrage, equity restructurings, spin-offs, stub trades, asset sales and liquidations. Owl Creek II, L.P. ("Owl Creek"), an opportunistic, event-driven, bottom-up global portfolio, produced positive returns investing in the equities of beaten-down financials and insurers as well as in HMO-related health care stocks. Owl Creek was able to find opportunities driven by the overreaction of markets to government announcements regarding the financials and health care industries. Harbinger Capital Partners Fund I, L.P. ("Harbinger"), which manages a long/short event/distressed investment strategy, generated positive returns through long positions in wireless spectrum names such as Skyterra, Terrestar and Inmarsat and through short positions in select mortgage insurers. Castlerigg Partners, L.P. ("Castlerigg"), which is a global event-driven portfolio that invests primarily in risk arbitrage and event-driven distressed situations, such as mergers and acquisitions, was the most disappointing sub-fund in this strategy component. Castlerigg took a conservative view toward the market during the Reporting Period, and losses from equity special situation hedges, such as short equity indices, ate into its returns. During what was a strong environment for event-driven managers broadly, the Fund's managers in this component did not participate to the extent that we would have liked. As a result, we submitted for full redemptions from both Harbinger and Castlerigg during the Reporting Period. Both of these sub-funds got caught up in concentrated, illiquid situations in 2008, and we felt there was a mis-match between the liquidity they offered investors and the liquidity of their underlying investments.

     With three managers at the end of the Reporting Period, event hedged equity strategies comprised 24.5% of the Fund's net assets at the end of March 2009 and 18.3% at the end of March 2010.

- CREDIT STRATEGIES - The credit strategies component was the only strategy component to produce negative results for the Fund during the Reporting Period. Credit strategies may consist of several investment categories within the credit space, including leveraged loans, distressed debt and other special situations such as secured aircraft loans, municipal bonds, real estate and high yield securities. Long-biased Camulos Partners, L.P. ("Camulos"), the Fund's single credit strategy manager, did not participate in the credit rally during the Reporting Period. The sub-fund lost money on its hedges and did not see a great deal of liquidity in its names. As a result, we submitted for full redemption from Camulos during the Reporting Period. Thus, the Fund's allocation to credit strategies was 3.6% at the end of March 2009 and 2.8% at the end of the Reporting Period.

STRATEGY AHEAD

From a broad perspective, what many, including us, are watching carefully is to see what happens to economic growth once fiscal and monetary stimulus measures are withdrawn. Some programs already ceased in the last months of the Reporting Period; others are set to expire soon. Also, there are still concerns about Greece's ability to finance its debt, about China's economy possibly overheating, and about the impact of health care reform and discussions surrounding tighter financial industry regulations in the U.S. Given all the economic uncertainty that remains, we believe it is prudent to continue to take a hedged approach to the equity markets.

PNC LONG-SHORT MASTER FUND LLC
FUND COMMENTARY (UNAUDITED)
MARCH 31, 2010

In that light, we put an increased emphasis on improving liquidity in the Fund during the Reporting Period. As indicated above, we decided to redeem from managers, such as Harbinger, Firebird, Castlerigg and Camulos, that invest in less liquid securities and to add new managers that trade liquid equities and futures. The managers added during the Reporting Period also offer improved liquidity terms, such as the ability to get out on a monthly or quarterly basis. In our view, given the changed investing landscape, sub-funds that offer us advantageous liquidity terms enable us to better manage risk in the Fund's portfolio.

We also made an effort during the Reporting Period to broaden diversification in the Fund. While we believe the Fund was already well diversified by strategy, geography, sector and market capitalizations, as Investment Adviser, we continued to look for ways to enhance its diversification as we seek to reduce volatility in the Fund. Therefore, we increased the number of managers in the Fund. In so doing, we also added sub-funds, such as QIM Global and Millgate, that we believe will have low correlation to the other sub-funds in the portfolio. By increasing diversification, we seek to reduce volatility within the Fund and to provide better risk-adjusted returns to our members over the long term.

As we move forward, we intend to build upon the results garnered during the Reporting Period in prudent fashion by maintaining our emphasis on both liquidity and diversification. Our investment approach is to spread exposures to various market segments and strategies broadly and not to rely on a single theme. We continue to meet with managers with differentiated backgrounds and investing styles. We also are seeking to enhance portfolio diversification by building upon the creativity and innovation of PNC's managers--an increasingly heterogeneous pool of talent and skill.

Sincerely,

ADVANTAGE ADVISERS MANAGEMENT, LLC

* THE FUND COMMENCED INVESTMENT OPERATIONS ON JULY 1, 2006. THE PERFORMANCE AND PORTFOLIO HOLDINGS DISCUSSED HEREIN INCLUDE THE PAST PERFORMANCE AND PORTFOLIO HOLDINGS OF A PREDECESSOR FUND WITH THE SAME INVESTMENT OBJECTIVE AND STRATEGIES THAT TRANSFERRED ALL OF ITS ASSETS TO THE FUND ON JULY 1, 2006.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

(1) The HFRX Equity Hedge Index is an investable hedge fund index designed to provide returns that reflect the performance of the equity hedge sector of the hedge fund universe.

(2) The S&P 500 Index is a capitalization weighted index of 500 of the largest companies trading on the NYSE, as selected by Standard & Poor's. Widely regarded as the standard for measuring large-cap U.S. stock market performance, the index includes exposure in all sectors and industries. An investor may not invest directly into the index.

Some indices are unmanaged and returns do not reflect fees and charges associated with securities.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Members and Board of Directors of PNC Long-Short Master Fund LLC:

We have audited the accompanying statement of assets and liabilities of PNC Long-Short Master Fund LLC (the "Fund"), including the schedule of investments, as of March 31, 2010, and the related statements of operations and cash flows for the year then ended, the statements of changes in members' capital for each of the two years in the period then ended, and financial highlights for the years ended March 31, 2010, 2009, and 2008 and for the period from May 10, 2006 (date of initial seeding) through March 31, 2007. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of March 31, 2010, by correspondence with the custodian, investment managers, and general partners. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the PNC Long-Short Master Fund LLC as of March 31, 2010, the results of its operations and its cash flows for the year then ended, the changes in its members' capital for each of the two years in the period then ended, and its financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 2 to the financial statements, the financial statements include investments in underlying funds, valued at $20,135,834 (104.19% of total members' capital) as of March 31, 2010, whose fair values have been estimated by management in the absence of readily determinable fair values. Management's estimates are based on information provided by the investment managers or general partners of the underlying funds.

DELOITTE & TOUCHE LLP

Chicago, Illinois
May 28, 2010

PNC LONG-SHORT MASTER FUND LLC
SCHEDULE OF INVESTMENTS
MARCH 31, 2010

Investment Strategy as a Percentage of Total Investments

                                  (PIE CHART)

International Hedged Equity   22%
Sector Hedged Equity          22%
Event Hedged Equity           16%
CTA/Macro                     15%
U.S. Hedged Equity            11%
U.S. Long/Short Equity         5%
Credit                         2%
Cash Equivalent                7%

                                                                             % OF
                                                                           MEMBERS'
INVESTMENT FUNDS*                                   COST         VALUE      CAPITAL
-----------------                                ----------   ----------   --------
INTERNATIONAL HEDGED EQUITY
   Bay II Resource Partners, L.P.                $1,000,000   $1,347,835     6.97%
   Firebird Global Fund II, L.P.                    111,488       26,020     0.13
   Kingdon Associates, L.P.                         925,542    1,716,684     8.88
   Millgate Partners, L.P.                        1,800,000    1,728,304     8.94
                                                 ----------   ----------    -----
      Total International Hedged Equity           3,837,030    4,818,843    24.92
SECTOR HEDGED EQUITY
   Artis Partners 2X (Institutional), L.P.**        626,650    2,015,083    10.43
   DAFNA Fund, L.P., Series A**                     865,911    1,449,615     7.50
   Lucas Energy Total Return Partners, L.P.**     1,568,365    1,331,412     6.89
                                                 ----------   ----------    -----
      Total Sector Hedged Equity                  3,060,926    4,796,110    24.82
EVENT HEDGED EQUITY
   Castlerigg Partners, L.P.                        199,131      137,279     0.71
   Harbinger Class L Holdings (U.S.), LLC            73,680      127,434     0.66
   Harbinger Class PE Holdings (U.S.) Trust         537,065      494,805     2.56
   Owl Creek II, L.P.                             1,965,682    2,633,073    13.62
                                                 ----------   ----------    -----
      Total Event Hedged Equity                   2,775,558    3,392,591    17.55
CTA/MACRO
   Cipher Composite Fund, L.P.                      680,615    1,191,567     6.17
   Peak Select Partners L.P.**                      624,459    1,079,417     5.59
   Quantitative Global 1X Fund LLC                1,000,000      967,845     5.01
                                                 ----------   ----------    -----
      Total CTA/Macro                             2,305,074    3,238,829    16.77
U.S. HEDGED EQUITY
   Blue Harbour Strategic Value Partners, L.P.    1,475,317    1,306,188     6.76
   Scopia Partners, LLC                           1,000,000    1,018,601     5.27
                                                 ----------   ----------    -----
      Total U.S. Hedged Equity                    2,475,317    2,324,789    12.03

                                                                       CONTINUED

    The accompanying notes are an integral part of the financial statements.

PNC LONG-SHORT MASTER FUND LLC
SCHEDULE OF INVESTMENTS
MARCH 31, 2010

                                                                            % OF
                                                                          MEMBERS'
INVESTMENT FUNDS* (CONTINUED)                    COST          VALUE       CAPITAL
-----------------------------                 -----------   -----------   --------
U.S. LONG/SHORT EQUITY
   Cobalt Partners II, L.P.                   $ 1,000,000   $ 1,021,933      5.29%
                                              -----------   -----------    ------
      Total U.S Long/Short Equity               1,000,000     1,021,933      5.29
CREDIT
   Camulos Partners, L.P.                       1,682,101       542,739      2.81
                                              -----------   -----------    ------
      Total Credit                              1,682,101       542,739      2.81
                                              -----------   -----------    ------
Total Investment Funds                         17,136,006    20,135,834    104.19
                                              -----------   -----------    ------
REGISTERED INVESTMENT COMPANY
   SEI Daily Income Trust Money Market Fund
      Fund, Class A, 0.090%+                    1,446,554     1,446,554      7.49
                                              -----------   -----------    ------
Total Registered Investment Company             1,446,554     1,446,554      7.49
                                              -----------   -----------    ------
Total Investments                             $18,582,560   $21,582,388    111.68%
                                              ===========   ===========    ======

* All Investment Funds are non-income producing. See Note 4 for additional information on liquidity of Investment Funds.

**   Fund investment fully or partially segregated to cover tender offers.

+    Rate shown is the 7-day effective yield as of March 31, 2010.

+++ The remaining investment is a side pocket which is in the process of liquidating.

++++ Monthly liquidity with 120 days notice/quarterly liquidity with 60 days notice.

As of March 31, 2010, the value of PNC Long-Short Master Fund LLC's (the "Master Fund") investments by country as a percentage of members' capital is as follows:

COUNTRY                       COST         VALUE
-------                   -----------   -----------
United States - 111.68%   $18,582,560   $21,582,388
                          -----------   -----------
                          $18,582,560   $21,582,388
                          ===========   ===========

The aggregate cost of investments for tax purposes is expected to be similar to book cost of $18,582,560. Net unrealized appreciation on investments for tax purposes was $2,999,828 consisting of $4,838,703 of gross unrealized appreciation and $1,838,875 of gross unrealized depreciation.

The investments in Investment Funds shown on the previous page and this page, representing 104.19% of members' capital, have been fair valued in accordance with procedures established by the Board of Directors.

    The accompanying notes are an integral part of the financial statements.

PNC LONG-SHORT MASTER FUND LLC
STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2010

ASSETS
Investment Funds, at value (cost $17,136,006)                              $20,135,834
Investment in registered investment company, at value (cost $1,446,554)*     1,446,554
Receivable for fund investments sold                                         2,418,150
Receivable from Manager                                                         28,753
Prepaid expenses                                                                12,228
Dividend income receivable                                                         117
Other receivable                                                                35,013
                                                                           -----------
      Total assets                                                          24,076,649
                                                                           -----------
LIABILITIES
Due to feeder funds for tender offers                                        4,600,000
Administration fee payable                                                      21,200
Management fee payable                                                          74,638
Directors' fees payable                                                          7,444
Chief Compliance Officer fees payable                                              389
Deferred compensation                                                            2,583
Other accrued expenses                                                          45,044
                                                                           -----------
      Total liabilities                                                      4,751,298
                                                                           -----------
      Net assets                                                           $19,325,351
                                                                           ===========
MEMBERS' CAPITAL
Capital                                                                    $ 3,827,833
Accumulated net investment loss                                             (3,394,952)
Accumulated net realized gain on investments                                15,892,642
Net unrealized appreciation on investments                                   2,999,828
                                                                           -----------
      Members' capital                                                     $19,325,351
                                                                           ===========

*    See Note 2G in Notes to Financial Statements.

    The accompanying notes are an integral part of the financial statements.

PNC LONG-SHORT MASTER FUND LLC
STATEMENT OF OPERATIONS
YEAR ENDED MARCH 31, 2010

INVESTMENT INCOME
Dividend income                                              $    7,635
                                                             ----------
OPERATING EXPENSES
Management fees                                                 441,319
Administration fees                                              63,534
Directors' fees                                                  62,557
Chief Compliance Officer fees                                    11,075
Audit and tax fees                                               55,779
Legal fees                                                       38,667
Custodian fees                                                    9,888
Line of credit facility fees                                      9,375
Printing fees                                                     7,781
Tax expense                                                       7,522
Other expenses                                                   23,225
                                                             ----------
   Operating expenses                                           730,722
                                                             ----------
   Net investment loss                                         (723,087)
                                                             ----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments                              4,087,818
Net change in unrealized appreciation on investments          1,661,604
                                                             ----------
   Net realized and unrealized gain on investments            5,749,422
                                                             ----------
Net increase in members' capital from operating activities   $5,026,335
                                                             ==========

    The accompanying notes are an integral part of the financial statements.

PNC LONG-SHORT MASTER FUND LLC
STATEMENTS OF CHANGES IN MEMBERS' CAPITAL

FOR THE YEAR ENDED MARCH 31, 2009

FROM OPERATING ACTIVITIES
Net investment loss                      $   (876,916)
Net realized gain on investments            5,096,028
Net change in unrealized appreciation
   on investments                         (14,189,559)
                                         ------------
   Net decrease in members' capital
      from operating activities            (9,970,447)
                                         ------------
MEMBERS' CAPITAL TRANSACTIONS
Proceeds from sales of Interests              700,288
Cost of Interests repurchased             (11,009,736)
                                         ------------
   Net decrease in members' capital
      from capital transactions           (10,309,448)
                                         ------------
MEMBERS' CAPITAL
Balance at beginning of year               50,086,374
                                         ------------
Balance at end of year                   $ 29,806,479
                                         ============

FOR THE YEAR ENDED MARCH 31, 2010

FROM OPERATING ACTIVITIES
Net investment loss                      $   (723,087)
Net realized gain on investments            4,087,818
Net change in unrealized appreciation
   on investments                           1,661,604
                                         ------------
   Net increase in members' capital
      from operating activities             5,026,335
                                         ------------
MEMBERS' CAPITAL TRANSACTIONS
Proceeds from sales of Interests              581,484
Cost of Interests repurchased             (16,088,947)
                                         ------------
   Net decrease in members' capital
      from capital transactions           (15,507,463)
                                         ------------
MEMBERS' CAPITAL
Balance at beginning of year               29,806,479
                                         ------------
Balance at end of year                   $ 19,325,351
                                         ============

    The accompanying notes are an integral part of the financial statements.

PNC LONG-SHORT MASTER FUND LLC
STATEMENT OF CASH FLOWS
YEAR ENDED MARCH 31, 2010

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in members' capital from operating activities         $  5,026,335
Adjustments to reconcile net increase in members' capital from operations to net cash provided by operating activities
   Net change in unrealized appreciation on investments              (1,661,604)
   Net realized gain on investments                                  (4,087,818)
   Purchases of investments                                          (6,800,000)
   Proceeds from the sale of investments                             21,144,018
   Net sale of short-term investments                                 2,539,610
   Increase in receivable from Manager                                  (28,753)
   Increase in other receivable                                         (35,013)
   Decrease in dividend income receivable                                 1,899
   Decrease in prepaid expenses                                           2,013
   Increase in management fee payable                                    15,246
   Increase in Directors' fees payable                                    4,980
   Increase in Chief Compliance Officer fees payable                        389
   Decrease in administration fee payable                               (33,380)
   Increase in deferred compensation                                      2,583
   Increase in other accrued expenses                                    16,958
                                                                   ------------
      Net cash provided by operating activities                      16,107,463
                                                                   ------------
CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from sales of Interests                                        581,484
Cost of Interests repurchased                                       (16,688,947)
                                                                   ------------
      Net cash used in financing activities                         (16,107,463)
                                                                   ------------
      Net increase in cash and cash equivalents                              --
CASH AND CASH EQUIVALENTS
Beginning of year                                                            --
                                                                   ------------
End of year                                                        $         --
                                                                   ============
SUPPLEMENTAL INFORMATION:
Non-cash transfer between Investment Funds with the same adviser   $    633,693
                                                                   ============

    The accompanying notes are an integral part of the financial statements.

PNC LONG-SHORT MASTER FUND LLC
FINANCIAL HIGHLIGHTS

                                            YEAR ENDED       YEAR ENDED       YEAR ENDED       PERIOD ENDED
                                          MARCH 31, 2010   MARCH 31, 2009   MARCH 31, 2008   MARCH 31, 2007+
                                          --------------   --------------   --------------   ---------------
Total return (1)                               16.72%          (20.74)%           4.11%          11.33%
Members' capital, end of period (000's)      $19,325          $29,806          $50,086         $55,949
RATIOS TO AVERAGE NET ASSETS
Net investment loss                            (2.32)%          (1.93)%          (1.80)%         (1.92)%(3)
Operating expenses (2)                          2.34%            2.00%            1.85%           1.96%(3)
Portfolio turnover rate                        24.25%            2.31%           32.69%           5.78%(4)

+ The Fund was seeded on May 10, 2006 and commenced investment operations on July 1, 2006.

(1) Total return is calculated for all the Members taken as a whole. A member's return may vary from these returns based on the timing of capital transactions. The total return is calculated for the period indicated.

(2) Does not include expenses of the Investment Funds in which the Master Fund invests. The expense ratio is calculated for all Members taken as a whole. The computation of such ratios based on the amount of expenses assessed to a member's capital may vary from these ratios based on the timing of capital transactions.

(3)  Annualized.

(4)  Not annualized.

    The accompanying notes are an integral part of the financial statements.

PNC LONG-SHORT MASTER FUND LLC
NOTES TO FINANCIAL STATEMENTS
YEAR ENDED MARCH 31, 2010

1.   ORGANIZATION

     PNC Long-Short Master Fund LLC (the "Master Fund"), is a limited liability company organized under the laws of the state of Delaware and registered under the Investment Company Act of 1940, as amended (the "1940 Act") as a closed-end, non-diversified, investment management company. The Master Fund was formed on August 4, 2005 with operations commencing upon the transfer of $47,654,658 (comprised of $46,831,482 of fund investments, $727,501 of cash, and $95,675 of receivable from fund investments sold) from PNC Long-Short Fund LLC on July 1, 2006. Unrealized appreciation on the fund investments of $12,294,453 was included in the transfer. The Master Fund is a "master" fund within a "master-feeder" structure. Within this structure, one or more feeder funds (the "Members") invest all or substantially all of their investable assets in a master fund. The feeder funds' investment objectives are substantially the same as those of the Master Fund.

     The Master Fund's investment objective is to seek equity-like capital appreciation while attempting to limit risk through the use of a multi-strategy, multi-manager, diversified investment philosophy principally by investing in investment vehicles, typically referred to as hedge funds ("Investment Funds") managed by third-party investment managers ("Investment Managers") which employ a variety of alternative investment strategies that have either a low correlation with the equity and fixed income markets, or that, when balanced with other strategies, lower the correlation of the Master Fund's total performance to the equity and fixed income markets. The primary focus is in hedged equity strategies though there may also be investments in debt and other instruments. Investments may include long/short equity strategies that encompass general, sector-specific, international, emerging markets, and short-biased strategies. In addition to hedged equity, the Master Fund may also invest in opportunistic hedge funds that utilize distressed and event driven strategies.

     The Master Fund's Board of Directors (the "Board") has overall responsibility for the oversight of management and business operations of the Master Fund on behalf of the members. The Board consists of persons who are not "interested persons" (as defined in the 1940 Act).

     Prior to September 29, 2009, PNC Capital Advisors, Inc. served as investment manager of the Master Fund. On September 29, 2009, the predecessor investment manager to the Master Fund, PNC Capital Advisors, Inc., merged with Allegiant Asset Management Company ("Allegiant"), its affiliate, to form PNC Capital Advisors, LLC (the "Manager"), a Delaware limited liability company (the "Merger"). The Manager and its predecessors, PNC Capital Advisors, Inc. and Allegiant, are indirect wholly-owned subsidiaries of The PNC Financial Services Group, Inc. ("PNC"). PNC acquired Allegiant through the merger of National City Corporation into PNC on December 31, 2008 and subsequently consolidated the institutional and mutual fund investment advisory operations of PNC Capital Advisors, Inc. and Allegiant to form the Manager. The Merger resulted in an "assignment," as that term is defined in the 1940 Act, of the investment management agreements with PNC Capital's predecessor that were in effect prior to the merger. As a result, those agreements automatically terminated in accordance with their terms. The Manager continued to provide investment management services to the Master Fund under an interim investment management agreement (the "Interim Investment Management Agreement") approved by the Board of Directors, from September 29, 2009 through January 22, 2010, when the Members approved the new investment management agreement. The Manager oversees the management of the day-to-day operations of the Master Fund under the supervision of the Master Fund's Board of Directors.

PNC LONG-SHORT MASTER FUND LLC
NOTES TO FINANCIAL STATEMENTS
YEAR ENDED MARCH 31, 2010

     The Manager has delegated its responsibilities for formulating a continuing investment program for the Master Fund and investment decisions regarding the purchases and withdrawals of interests in the Investment Funds to Advantage Advisers Management, LLC (the "Adviser"). The Adviser is registered as an investment adviser under the Advisers Act.

     Generally, initial and additional subscriptions for limited liability company interests ("Interests") by eligible Members may be accepted at such times as the Master Fund may determine. The Master Fund reserves the right to reject any subscriptions for Interests in the Master Fund. The Master Fund from time to time may offer to repurchase outstanding Interests pursuant to written tenders by Members. These repurchases will be made at such times and on such terms as may be determined by the Board, in its complete and absolute discretion.

2.   SIGNIFICANT ACCOUNTING POLICIES

     The Master Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The following is a summary of the significant accounting policies followed by the Master Fund:

     A.   RECENT ACCOUNTING DEVELOPMENTS

          INVESTMENTS IN CERTAIN ENTITIES THAT CALCULATE NET ASSET VALUE PER SHARE (OR ITS EQUIVALENT). In September 2009, the FASB issued Accounting Standards Update ("ASU") No. 2009-12, "Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent"). ASU No. 2009-12 provides guidance about using net asset value to measure the fair value of investments in certain Investment Funds and requires additional disclosures about investments in Investment Funds. The Master Fund adopted ASU No. 2009-12 as of December 31, 2009. Since the Master Fund's current fair value measurement policies are consistent with ASU No. 2009-12, adoption did not affect the Master Fund's financial condition, results of operations or cash flows.

          IMPROVING DISCLOSURES ABOUT FAIR VALUE MEASUREMENTS. In January 2010, the FASB issued ASU No 2010-06 which provides amendments to Fair Value Measurements and Disclosures (Topic 820). This guidance requires new disclosures, and also clarifies existing disclosures. The new disclosures relate to the transfers in and out of Level 1 and Level 2 assets, and disclosures about purchases, sales, issuance and settlements in the roll-forward of activity in Level 3 assets. The guidance also clarifies existing disclosures regarding the level of disaggregation, inputs and valuation techniques. The new disclosures and clarification of existing disclosures are effective for annual periods beginning after December 15, 2009, except for the disclosures about purchases, sales, issuance, and settlements in the roll-forward of activity in Level 3 assets, which are effective for fiscal years beginning after December 15, 2010. The Master Fund is currently evaluating the impact, if any, of applying the provisions of ASU No. 2010-06.

     B.   PORTFOLIO VALUATION

          The net asset value (assets less liabilities, including accrued fees and expenses) of the Master Fund is determined as of the close of business at the end of each month in accordance with the valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Board.

PNC LONG-SHORT MASTER FUND LLC
NOTES TO FINANCIAL STATEMENTS
YEAR ENDED MARCH 31, 2010

     C.   INVESTMENT VALUATION

          The Master Fund's investments in the Investment Funds are considered to be illiquid and can only be redeemed periodically. The Board has approved procedures pursuant to which the Master Fund values its investments in Investment Funds at fair value. In accordance with these procedures, the fair value of investments in Investment Funds, as of each month-end, ordinarily is the value determined as of such month-end for each Investment Fund in accordance with each Investment Fund's valuation policies and reported at the time of the Master Fund's valuation. As a general matter, the fair value of the Master Fund's interest in an Investment Fund will represent the amount that the Master Fund could reasonably expect to receive from an Investment Fund if the Master Fund's ownership interest was redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the Master Fund believes to be reliable. In the event that an Investment Fund does not report a month-end value to the Master Fund on a timely basis or the Adviser concludes that the value provided by the Investment Fund does not represent the fair value of the Master Fund's interest in the Investment Fund, the Master Fund would determine the fair value of such Investment Fund based on the most recent value reported by the Investment Fund, as well as any other relevant information available at such time.

          Considerable judgment is required to interpret the factors used to develop estimates of fair value. Accordingly, the estimates may not be indicative of the amounts the Master Fund could realize in a current market exchange and the differences could be material to the financial statements. The use of different factors or estimation methodologies could have a significant effect on the estimated fair value. The values assigned to these investments are based on available information and do not necessarily represent amounts that might ultimately be realized, as such amounts depend on future circumstances and cannot reasonably be determined until the individual investments are actually liquidated.

          In accordance with the authoritative guidance on fair value measurements and disclosure under GAAP, ASC 820 establishes a fair value hierarchy and specifies that a valuation technique used to measure fair value shall maximize the use of observable inputs and minimize the use of unobservable inputs. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy under ASC 820 are described below:

          - Level 1 - Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

          - Level 2 - Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

          - Level 3 - Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

          As required by ASC 820, investments are classified within the level of the lowest significant input considered in determining fair value. In evaluating the level at which the Master Fund's investments have been classified, the Master Fund has assessed factors including, but not limited to price transparency, the ability to redeem at net asset value at the measurement date and the

PNC LONG-SHORT MASTER FUND LLC
NOTES TO FINANCIAL STATEMENTS
YEAR ENDED MARCH 31, 2010

          existence or absence of certain restrictions at the measurement date. In accordance with ASU No. 2009-12, if the Master Fund has the ability to redeem from the investment at the measurement date or in the near-term at net asset value, the investment is classified as a Level 2 fair value measurement. Alternatively, if the Master Fund will never have the ability to redeem from the investment or is restricted from redeeming for an uncertain or extended period of time from the measurement date, the investment is classified as a Level 3 fair value measurement. The table below sets forth information about the level within the fair value hierarchy at which the Master Funds' investments are measured at March 31, 2010:

Investments by investment strategy           Level 1      Level 2       Level 3       Total
----------------------------------         ----------   -----------   ----------   -----------
International Hedged Equity                $       --   $ 4,792,823   $   26,020   $ 4,818,843
Sector Hedged Equity                               --     4,796,110           --     4,796,110
Event Hedged Equity                                --            --    3,392,591     3,392,591
CTA/Macro                                          --     3,238,829           --     3,238,829
U.S. Hedged Equity                                 --            --    2,324,789     2,324,789
U.S. Long/Short Equity                             --            --    1,021,933     1,021,933
Credit                                             --            --      542,739       542,739
Short-Term Investments                      1,446,554            --           --     1,446,554
                                           ----------   -----------   ----------   -----------
Total investments by Investment Strategy   $1,446,554   $12,827,762   $7,308,072   $21,582,388
                                           ==========   ===========   ==========   ===========

          The following table summarizes the changes in fair value of the Master Fund's Level 3 investments for the year ended March 31, 2010. The "Net Level 3 transfers in/(out)" shown in the reconciliation below reflect the adoption of ASU No. 2009-12 which resulted in the transfer of certain investments from Level 3 to Level 2.

                                                              Net change in
                                Beginning                      unrealized                                        Ending
                              balance as of                  appreciation/                     Net Level 3   balance as of
Investments by Investment       March 31,       Realized     (depreciation)   Net purchase/     transfers      March 31,
Strategy                           2009        gain/(loss)   on investments       sales          in/(out)         2010
-------------------------     -------------   ------------   --------------   -------------   ------------   -------------
International Hedged Equity    $ 5,139,639     $1,228,494     $(1,151,706)     $   (483,149)  $ (4,707,258)   $   26,020
Sector Hedged Equity             5,992,372      1,951,413       1,100,450        (3,519,415)    (5,524,820)           --
Event Hedged Equity              7,290,790        155,729       1,047,088        (4,276,107)      (824,909)    3,392,591
CTA/Macro                        4,349,090        789,752        (617,744)         (809,866)    (3,711,232)           --
U.S. Hedged Equity               4,345,366        214,508         812,878        (3,047,963)            --     2,324,789
U.S. Long/Short Equity                  --             --          21,933         1,000,000             --     1,021,933
Credit                           1,073,087       (843,707)        762,393          (449,034)            --       542,739
                               -----------     ----------     -----------      ------------   ------------    ----------
Total investments by
   Investment Strategy         $28,190,344     $3,496,189     $ 1,975,292      $(11,585,534)  $(14,768,219)   $7,308,072
                               ===========     ==========     ===========      ============   ============    ==========

                                                  International                                   U.S.
                                                      Hedged      Event Hedged   U.S. Hedged   Long/Short
                                                      Equity         Equity         Equity       Equity      Credit
                                                  -------------   ------------   -----------   ----------   --------
Changes in unrealized gains/(losses) included
   in earnings related to securities still held
   at reporting date                                 $385,698       $800,070      $1,026,854     $21,933    $762,393

          For the year ended March 31, 2010, there have been no significant changes to the Master Fund's fair valuation methodologies. The Master Fund did not hold any investments with unfunded commitments on March 31, 2010.

PNC LONG-SHORT MASTER FUND LLC
NOTES TO FINANCIAL STATEMENTS
YEAR ENDED MARCH 31, 2010

     D.   INCOME RECOGNITION AND SECURITY TRANSACTIONS

          Dividend income is recorded on the ex-dividend date. Realized gains and losses from Investment Fund transactions are calculated on the average cost basis. Security transactions are recorded on the effective date of the subscription in, or redemption out of, the Investment Fund.

          Distributions from Investment Funds, if any, will be classified as investment income or realized gains in the Statement of Operations, or alternatively, as a decrease to the cost of the investments based on the U.S. income tax characteristics of the distribution if such information is available. In cases where the tax characteristics of a distribution from an Investment Fund are not available, such distribution will be classified as investment income.

     E.   FUND EXPENSES

          The Master Fund bears all expenses incurred in its business. The expenses of the Master Fund include, but are not limited to, the following: all costs and expenses related to investment transactions and positions for the Master Fund's account; legal fees; administrative fees; auditing fees; custodian fees; costs of insurance; expenses of meetings of the Board and Members; all costs with respect to communications to Members; and other types of expenses as may be approved from time to time by the Board. The Master Fund allocates the expenses it incurs to its Members. In addition, the Master Fund pays the expense allocated to, and incurred by the Members and is reimbursed by the Members through the redemption of Interests by the Members.

          The managers of the Investment Funds in which the Master Fund invests also receive fees for their services. These allocations/fees include management fees based upon the net asset value of the Master Fund's investment and an incentive or performance fee based upon the Master Fund's share of net profits in the Investment Fund. For the year ended March 31, 2010, allocations/fees for these services ranged from 1.0% to 3.0% annually for management fees and were 15% to 30% annually for the performance or incentive allocations.

     F.   INCOME TAXES

          The Master Fund intends to operate, and has elected to be treated, as a partnership for Federal income tax purposes. Each member is individually responsible for the tax liability or benefit relating to their distributive share of taxable income or loss. Accordingly, no provision for Federal income taxes is reflected in the accompanying financial statements. Tax years 2007, 2008 and 2009 remain subject to examination by Federal and State jurisdictions, including those States where investors reside or States where the Master Fund is subject to other filing requirements.

          On behalf of non-U.S. Members, the Master Fund withholds and pays taxes on U.S. source income allocated from Investment Funds.

PNC LONG-SHORT MASTER FUND LLC
NOTES TO FINANCIAL STATEMENTS
YEAR ENDED MARCH 31, 2010

     G.   INVESTMENT IN REGISTERED INVESTMENT COMPANY

          The Master Fund invests in a registered investment company, SEI Daily Income Trust Money Market Fund, for cash management purposes. At March 31, 2010, this investment consisted of 1,446,554 shares which amounted to 7.5% of members' capital.

     H.   SEGREGATED INVESTMENTS

          Certain investments have been segregated to finance the repurchase of Interests from tender offers.

     I.   CAPITAL ACCOUNTS

          Net profits or net losses of the Master Fund for each fiscal period will be allocated to the capital accounts of Members as of the last day of each fiscal period in accordance with Members' respective investment percentages of the Master Fund. Net profits or net losses will be measured as the net change in the value of members' capital of the Master Fund during a fiscal period, before giving effect to any repurchases of interest in the Master Fund, and excluding the amount of any items to be allocated to the capital accounts of the Members of the Master Fund, other than in accordance with the Members' respective investment percentages.

     J.   USE OF ESTIMATES

          The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires the Manager to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reported period. The Manager believes that the estimates utilized in preparing the Master Fund's financial statements are reasonable and prudent; however, actual results could differ from these estimates.

3.   RELATED PARTY TRANSACTIONS

     A.   MANAGEMENT FEE

          The Master Fund pays the Manager a quarterly management fee at the annual rate of 1.25% of the net asset value of the Master Fund as of the last day of the quarter including assets attributable to the Manager and before giving effect to any repurchases of Interests by the Master Fund that have not settled as of the end of the quarter. The Manager pays the Adviser half of the management fees earned from the Master Fund.

     B.   FEES EARNED UNDER THE INTERIM INVESTMENT MANAGEMENT AGREEMENT

          Under the Interim Investment Management Agreement, the management fees earned by the Manager for services provided during September 29, 2009 to January 22, 2010 were being held in an interest bearing escrow account. A majority of the feeder funds' outstanding voting securities approved the new investment management agreement dated January 22, 2010, and as a result the amount in the escrow account for the Master Fund (including any interest earned) was paid to the Manager.

PNC LONG-SHORT MASTER FUND LLC
NOTES TO FINANCIAL STATEMENTS
YEAR ENDED MARCH 31, 2010

     C.   ADMINISTRATION AND OTHER FEES

          The Master Fund has also retained the Manager to serve as the administrator and pays the Manager an administration fee at an annual rate of 0.20% of members' capital of the Master Fund. The Manager has retained SEI Investments Global Funds Services ("SEI") to serve as sub-administrator whereby SEI provides administrative, accounting and investor services, as well as serves in the capacity of transfer and distribution disbursing agent for the Master Fund. As compensation for services provided, the Manager pays SEI a fee pursuant to a written agreement between the Manager and SEI.

          SEI Private Trust Company serves as custodian for the Master Fund's assets.

     D.   BOARD FEES

          Prior to February 18, 2010, each Board member received an annual retainer of $6,500 plus a fee for each meeting attended. In addition, each Board member received $500 plus expenses for special or telephonic meetings. The Chairman of the Board received an additional annual fee of $3,333.

          Effective February 18, 2010, each Board member receives an annual retainer of $6,333 plus a fee for each meeting attended, as well as a $500 fee for special or telephonic meetings. The Co-Chairmen of the Board also receive an additional annual fee of $3,000. The Master Fund also reimburses all Board members for all reasonable out of pocket expenses. Total amounts incurred related to Board meetings by the Master Fund for the year ended March 31, 2010 were $62,557.

          Directors who receive fees are eligible for participation in the Master Fund's Deferred Compensation Plan (the "Plan"), an unfunded, nonqualified deferred compensation plan. The Plan, which became effective January 1, 2010, allows each eligible Director to defer receipt of all or a percentage of fees that would otherwise be payable for services performed.

4.   CONCENTRATION OF RISK

     The Master Fund invests primarily in Investment Funds that are not registered under the 1940 Act and invest in, and actively trade securities and other financial instruments using different strategies and investment techniques, including leverage, which may involve significant risks. These Investment Funds may invest a high percentage of their assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Investment Funds may be more susceptible to economic, political, and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility of the Investment Funds' net asset value.

     Various risks are also associated with an investment in the Master Fund, including risks relating to the multi-manager structure of the Master Fund, risks relating to compensation arrangements and risks relating to limited liquidity.

PNC LONG-SHORT MASTER FUND LLC
NOTES TO FINANCIAL STATEMENTS
YEAR ENDED MARCH 31, 2010

     The following table summarizes the liquidity provisions related to the Master Fund's investments in Investment Funds by investment strategy at March 31, 2010:

                                                                                       Estimated
Investment Funds by Investment                                       Redemption        Remaining
Strategy                         Fair Value    Redemption Period   Notice Period   Holding Period(2)
------------------------------   ----------   ------------------   -------------   -----------------
INTERNATIONAL HEDGED EQUITY(A)
   Unrestricted                  $4,792,823        Quarterly        30-90 days           None
   Restricted (1)                    26,020           N/A               N/A            Unknown
SECTOR HEDGED EQUITY(B)
   Unrestricted                   4,796,110    Monthly-Quarterly    30-90 days           None
EVENT HEDGED EQUITY(C)
   Restricted (1)                 3,392,591        Annually           90 days          Unknown
CTA/MACRO(D)
   Unrestricted                   3,238,829         Monthly          3-10 days           None
U.S. HEDGED EQUITY(E)
   Restricted (1)                 2,324,789    Monthly-Annually     60-125 days       6-7 months
U.S. LONG/SHORT EQUITY(E)
   Restricted (1)                 1,021,933      Semi-annually        60 days         11 months
CREDIT(F)
   Restricted (1)                   542,739           N/A               N/A            Unknown

(1) As of March 31, 2010, certain Investment Funds have notified the Master Fund of certain restrictions on liquidity which may include side pocket investments, suspended redemptions, restrictions from redeeming for an extended period of time from the measurement date or other restrictions. Certain other Investment Funds have redemption terms which inhibit liquidity for a period greater than 90 days.

(2) Represents remaining holding period of locked-up Investment Funds or estimated remaining restriction period for illiquid investments such as side pockets and suspended redemptions.

(A) International Hedged Equity strategies generally involve taking a secondary position with the expressed purpose of counterbalancing a known risk involved with a primary position. This can be accomplished by taking positions in specifically related securities for specific risks or by purchasing index options for market risks.

(B) Sector hedged equity strategies are strategies that focus on specific sectors of the markets, such as telecommunications, healthcare, real estate, energy or technology. Typically, both long and short strategies will be used to target positive returns.

(C) Event hedged equity strategies, in general, are approaches that seek to benefit from merger arbitrage, equity restructurings, spin-offs, stub trades, asset sales and liquidations.

(D) CTA/Macro strategies generally employ investments in equity, debt, currencies and commodities across multiple sectors, economies, market capitalizations and are more based on macroeconomic modeling. This component consists of "trend following" strategies that typically generate strong profits during periods of expanding volatility and strong trends and tend to lose money during choppy range-bound markets and during trend reversals.

(E) U.S. hedged equity and U.S. long/short strategies generally involve taking a secondary position with the expressed purpose of counterbalancing a known risk involved with a primary position. This can be accomplished by taking positions in specifically related securities for specific risks or by purchasing index options for market risks.

(F) Credit strategies may consist of several investment categories within the credit space, including leveraged loans, distressed debt and other special situations such as secured aircraft loans, municipal bonds, real estate and high yield securities. Camulus Partners, L.P., listed within this category, has imposed a suspension on redemptions as of September 30, 2009.

PNC LONG-SHORT MASTER FUND LLC
NOTES TO FINANCIAL STATEMENTS
YEAR ENDED MARCH 31, 2010

5.   FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

     In the normal course of business, the Investment Funds in which the Master Fund invests trade various financial instruments and enter into various investment activities with off-balance sheet risk. These include, but are not limited to, short selling activities, writing option contracts, contracts for differences, and interest rate, credit default and total return equity swaps contracts. The Master Fund's risk of loss in these Investment Funds is limited to the value of these investments reported by the Master Fund. The Master Fund itself does not invest directly in securities with off-balance sheet risk.

6.   GUARANTOR OBLIGATIONS AND INDEMNIFICATIONS

     In the normal course of business the Master Fund enters into contracts that contain a variety of warranties and representations, which provide general indemnifications. The Master Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Master Fund that have not yet occurred. However, the Master Fund expects the risk of loss to be remote.

7.   INVESTMENT TRANSACTIONS

     For the year ended March 31, 2010, the aggregate purchases and sales of investments (excluding short-term securities) were $7,433,693 and $21,237,625, respectively.

8.   TENDER OFFERS

     On November 24, 2008, the Master Fund offered to purchase in cash an amount of Interests or portions of Interest up to $2.6 million of members' capital of the Master Fund tendered by Members of the Master Fund at a price equal to the net asset value at March 31, 2009. Tenders with a value in the amount of $2,600,000 were received and accepted by the Master Fund from Members. Members received payment of $2,600,000 on April 30, 2009.

     On February 24, 2009, the Master Fund offered to purchase in cash an amount of Interests or portions of Interest up to $2.6 million of members' capital of the Master Fund tendered by Members of the Master Fund at a price equal to the net asset value at June 30, 2009. Tenders with a value of $2,600,000 were received and accepted by the Master Fund from Members. Members received payment of $2,600,000 on August 3, 2009.

     On May 27, 2009, the Master Fund offered to purchase in cash an amount of Interests or portions of Interest up to $2.6 million of members' capital of the Master Fund tendered by Members of the Master Fund at a price equal to the net asset value at September 30, 2009. Tenders with a value of $2,600,000 were received and accepted by the Master Fund from Members. Members received payment of $2,600,000 on October 28, 2009.

     On August 28, 2009, the Master Fund offered to purchase in cash an amount of Interests or portions of Interest up to $4.1 million of members' capital of the Master Fund tendered by Members of the Master Fund at a price equal to the net asset value at December 31, 2009. However, pursuant to the terms and conditions of the Offer, the Master Fund elected to accept tenders with a value of $8,468,353 from Members. Members received payment of $8,468,353 on February 1, 2010.

PNC LONG-SHORT MASTER FUND LLC
NOTES TO FINANCIAL STATEMENTS
YEAR ENDED MARCH 31, 2010

     On November 25, 2009, the Master Fund offered to purchase in cash an amount of Interests or portions of Interest up to $2.6 million of members' capital of the Master Fund tendered by Members of the Master Fund at a price equal to the net asset value at March 31, 2010. Tenders with a value of $2,600,000 were received and accepted by the Master Fund from Members. Members received payment of $2,600,000 on May 5, 2010.

     On February 26, 2010, the Master Fund offered to purchase in cash an amount of Interests or portions of Interest up to $2.0 million of members' capital of the Master Fund tendered by Members of the Master Fund at a price equal to the net asset value at June 30, 2010. Tenders with an estimated value in the amount of $2,000,000 were received and accepted by the Master Fund from Members. Members are entitled to receive payment of $2,000,000 on or about 30 days after June 30, 2010.

9.   LINE OF CREDIT

     The Master Fund has a line of credit with Boston Private Bank & Trust Company. The Master Fund pays a facility fee to Boston Private Bank & Trust Company equal to one quarter of one percent of the amount of the facility. For the year ended March 31, 2010, the Master Fund had no borrowings.

10.  SUBMISSION OF MATTERS TO A VOTE OF MEMBERS (UNAUDITED)

     The PNC Long-Short Fund LLC (the "Fund") and the PNC Long-Short TEDI Fund LLC (the "TEDI Fund") operate as feeder funds in a master-feeder arrangement with the Master Fund. As a result, the Fund and the TEDI Fund are the voting members of the Master Fund. Pursuant to the requirements of the 1940 Act, the Fund's and the TEDI Fund's voting rights with respect to the Master Fund's interests that they hold must be passed through to the Fund's and TEDI Fund's own Members. Therefore, the following chart details the voting results of the Fund's and TEDI Fund's Members on the matters indicated below are applicable to the Master Fund:

     ELECTION OF DIRECTORS

     At a Special Meeting of Members held on January 22, 2010, Members of the Fund and TEDI Fund elected five Directors to the Board of Directors. The voting results were as detailed below:

                    INTERESTS   INTERESTS   INTERESTS
NOMINEE                FOR       AGAINST    ABSTAINED
-------             ---------   ---------   ---------
Dorothy A. Berry     100.00%       0.00%      0.00%
Kelley J. Brennan    100.00%       0.00%      0.00%
Dale C. LaPorte      100.00%       0.00%      0.00%
Richard W. Furst     100.00%       0.00%      0.00%
Robert D. Neary      100.00%       0.00%      0.00%

     APPROVAL OF INVESTMENT MANAGEMENT AGREEMENTS

     Through the merger of National City Corporation into PNC on December 31, 2008, PNC acquired Allegiant, and subsequently on September 29, 2009 the institutional and mutual fund investment advisory operations of PNC Capital Advisors, Inc. and Allegiant were consolidated to form the Manager. The Merger resulted in an "assignment", as the term is defined in the 1940 Act, of the investment management agreements with PNC Capital Advisors, Inc. that were in effect prior to the Merger. As a result, those agreements automatically terminated in accordance with their terms. In anticipation of the Merger, at a regular meeting held on August 11, 2009, the Directors of the Master

PNC LONG-SHORT MASTER FUND LLC
NOTES TO FINANCIAL STATEMENTS
YEAR ENDED MARCH 31, 2010

     Fund, Fund and TEDI Fund, including a majority of the Directors who are not "interested persons" (the "Independent Directors"), met in person and voted to approve Interim Investment Management Agreements and new investment management agreements between the Manager and the Funds in order for the Manager to continue to serve as investment manager, in the event the Merger occurred prior to member approval of new investment management agreements. For information about the Board's deliberations and the reasons for its recommendation, see "Board Approval of Investment Management and Advisory Agreements" in the Fund's September 30, 2009 Semi-Annual Report.

     At a Special Meeting of Members held on January 22, 2010, Members of the Fund and TEDI Fund approved new investment management agreements with PNC Capital Advisors, LLC. The voting results were as detailed below:

                               INTERESTS   INTERESTS   INTERESTS
FUND                              FOR       AGAINST    ABSTAINED
----                           ---------   ---------   ---------
PNC Long-Short Fund LLC         100.00%      0.00%       0.00%
PNC Long-Short TEDI Fund LLC    100.00%      0.00%       0.00%

11.  SUBSEQUENT EVENTS

     The Master Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through May 31, 2010, the date the financial statements were issued. Based on this evaluation, no adjustments were required to the Financial Statements as of March 31, 2010. However, the following are details relating to subsequent events that occurred since March 31, 2010 through May 31, 2010.

     On April 26, 2010, the Board approved the termination of Kramer Levin Naftalis & Frankel LLP and K&L Gates LLP as counsel to the Master Fund and counsel to the independent directors, respectively. Effective April 27, 2010, Ropes & Gray LLP and Sutherland Asbill & Brennan LLP assumed the responsibilities as counsel to the Master Fund and counsel to the independent directors, respectively.

     On April 27, 2010, the Manager provided written notice of non-renewal and termination of investment advisory services for the Master Fund to the Adviser, and such termination will be effective June 30, 2010.

     As of May 31, 2010, SEI will no longer provide sub-administration services and SEI Private Trust Company will no longer provide custody and escrow agent services for the Master Fund. Effective June 1, 2010, PNC Global Investment Servicing (U.S.) Inc., PFPC Trust Company and PNC Bank, N.A. will serve as sub-administrator, custodian and escrow agent, respectively, for the Master Fund.

     Effective July 1, 2010, the Master Fund's investment objective will be to seek equity-like capital appreciation while attempting to limit risk through the use of an equity-oriented, multi-manager, diversified investment philosophy. In addition, effective July 1, 2010, the Master Fund portfolio's focus will change from U.S. long/short equities to a focus on global long/short equities. The changes relate to a non-fundamental investment objective and investment policy and, therefore, do not require member approval.

PNC LONG-SHORT MASTER FUND LLC
DIRECTORS AND OFFICERS OF THE FUND (UNAUDITED)
MARCH 31, 2010

The business and affairs of the Master Fund are managed under the general supervision of the Board in accordance with the laws of the state of Delaware and the Master Fund's Limited Liability Company Agreement. Information pertaining to the Directors and officers of the Master Fund is set forth below. Each Director serves for an indefinite term until either (1) the date that his or her successor in office becomes effective, or (2) the date that he or she resigns or, his or her term as a Director is terminated in accordance with the Master Fund's Limited Liability Agreement. The Directors are not "interested persons" as defined in the 1940 Act. Mr. Murphy and Mr. Neary serve as Co-Chairmen of the Board of Directors of the Master Fund. The address of each Director and officer is c/o PNC Long-Short Master Fund LLC, Two Hopkins Plaza, Baltimore, Maryland 21201.

NAME, DATE OF BIRTH                                PRINCIPAL OCCUPATION(S)        OTHER DIRECTORSHIPS HELD BY DIRECTOR
AND AGE                   LENGTH OF TIME SERVED      DURING PAST 5 YEARS                 DURING PAST 5 YEARS(1)
-----------------------   ---------------------   -------------------------   -------------------------------------------
John R. Murphy            Since 2002              Vice-Chairman, National     Director, Omnicom Group, Inc. (media and
Date of Birth: 1/7/34                             Geographic Society,         marketing); Director, Sirsi Dynix
Age: 76                                           March 1998 to present;      (technology); Director, PNC Funds, PNC
                                                  Managing Partner, Rock      Advantage Funds, PNC Long-Short Fund LLC,
                                                  Solid Holdings, 2009 to     PNC Long-Short TEDI Fund LLC, PNC Absolute
                                                  present.                    Return Master Fund LLC, PNC Absolute Return
                                                                              Fund LLC, PNC Absolute Return TEDI Fund
                                                                              LLC, PNC Alternative Strategies Master Fund
                                                                              LLC, PNC Alternative Strategies Fund LLC,
                                                                              PNC Alternative Strategies TEDI Fund LLC
                                                                              (each a registered investment company)

Robert D. Neary           Since 2010              Retired; Co-Chairman of     Director, Strategic Distribution, Inc.
Date of Birth: 9/30/33                            Ernst & Young LLP (an       (sales and management of maintenance
Age: 76                                           accounting firm), 1984      supplies) until March 2007; Director,
                                                  - 1993.                     Commercial Metals Company; Director, PNC
                                                                              Funds, PNC Advantage Funds, PNC Long-Short
                                                                              Fund LLC, PNC Long-Short TEDI Fund LLC, PNC
                                                                              Absolute Return Master Fund LLC, PNC
                                                                              Absolute Return Fund LLC, PNC Absolute
                                                                              Return TEDI Fund LLC, PNC Alternative
                                                                              Strategies Master Fund LLC, PNC Alternative
                                                                              Strategies Fund LLC, PNC Alternative
                                                                              Strategies TEDI Fund LLC (each a registered
                                                                              investment company)

PNC LONG-SHORT MASTER FUND LLC
DIRECTORS AND OFFICERS OF THE FUND (UNAUDITED)
MARCH 31, 2010

NAME, DATE OF BIRTH                                PRINCIPAL OCCUPATION(S)        OTHER DIRECTORSHIPS HELD BY DIRECTOR
AND AGE                   LENGTH OF TIME SERVED      DURING PAST 5 YEARS                 DURING PAST 5 YEARS(1)
-----------------------   ---------------------   -------------------------   -------------------------------------------
Dorothy A. Berry          Since 2010              President, Talon            Chairman and Director, Professionally
Date of Birth: 9/12/43                            Industries, Inc.            Managed Portfolios; Director, PNC Funds,
Age: 66                                           (administrative,            PNC Advantage Funds, PNC Long-Short Fund
                                                  management and business     LLC, PNC Long-Short TEDI Fund LLC, PNC
                                                  consulting), since 1986.    Absolute Return Master Fund LLC, PNC
                                                                              Absolute Return Fund LLC, PNC Absolute
                                                                              Return TEDI Fund LLC, PNC Alternative
                                                                              Strategies Master Fund LLC, PNC Alternative
                                                                              Strategies Fund LLC, PNC Alternative
                                                                              Strategies TEDI Fund LLC (each a registered
                                                                              investment company)

Kelley J. Brennan         Since 2010              Retired; Partner,           Director, PNC Funds, PNC Advantage Funds,
Date of Birth: 7/7/42                             PricewaterhouseCoopers      PNC Long-Short Fund LLC, PNC Long-Short
Age: 67                                           LLP (an accounting          TEDI Fund LLC, PNC Absolute Return Master
                                                  firm), 1981 - 2002.         Fund LLC, PNC Absolute Return Fund LLC, PNC
                                                                              Absolute Return TEDI Fund LLC, PNC
                                                                              Alternative Strategies Master Fund LLC, PNC
                                                                              Alternative Strategies Fund LLC, PNC
                                                                              Alternative Strategies TEDI Fund LLC (each
                                                                              a registered investment company)

Richard W. Furst          Since 2010              Consultant and Private      Director, Central Bank & Trust Co.;
Date of Birth: 9/13/38                            Investor, Dean Emeritus     Director, Central Bancshares; Director, PNC
Age: 71                                           and Garvice D. Kincaid      Funds, PNC Advantage Funds, PNC Long-Short
                                                  Professor of Finance        Fund LLC, PNC Long-Short TEDI Fund LLC, PNC
                                                  (Emeritus), Gatton          Absolute Return Master Fund LLC, PNC
                                                  College of Business and     Absolute Return Fund LLC, PNC Absolute
                                                  Economics, University       Return TEDI Fund LLC, PNC Alternative
                                                  of Kentucky, since          Strategies Master Fund LLC, PNC Alternative
                                                  2003.                       Strategies Fund LLC, PNC Alternative
                                                                              Strategies TEDI Fund LLC (each a registered
                                                                              investment company)

PNC LONG-SHORT MASTER FUND LLC
DIRECTORS AND OFFICERS OF THE FUND (UNAUDITED)
MARCH 31, 2010

NAME, DATE OF BIRTH                                PRINCIPAL OCCUPATION(S)        OTHER DIRECTORSHIPS HELD BY DIRECTOR
AND AGE                   LENGTH OF TIME SERVED      DURING PAST 5 YEARS                 DURING PAST 5 YEARS(1)
-----------------------   ---------------------   -------------------------   -------------------------------------------
Dale C. LaPorte           Since 2010              Retired; Senior Vice        Director, Invacare Corporation; Director,
Date of Birth: 1/04/42                            President and General       PNC Funds, PNC Advantage Funds, PNC
Age: 68                                           Counsel, Invacare           Long-Short Fund LLC, PNC Long-Short TEDI
                                                  Corporation (manufacturer   Fund LLC, PNC Absolute Return Master Fund
                                                  of healthcare products),    LLC, PNC Absolute Return Fund LLC, PNC
                                                  December 2005 - 2008;       Absolute Return TEDI Fund LLC, PNC
                                                  Partner, 1974 - 2005 and    Alternative Strategies Master Fund LLC, PNC
                                                  Chairman of Executive       Alternative Strategies Fund LLC, PNC
                                                  Committee, 2000 - 2004,     Alternative Strategies TEDI Fund LLC (each
                                                  of Calfee, Halter &         a registered investment company)
                                                  Griswold LLP (law firm).

L. White Matthews, III    Since 2003              Retired since 2001;         Director, Matrixx Initiatives, Inc.
Date of Birth: 10/5/45                            Chairman and Director,      (pharmaceuticals); Director, Imation Corp.
Age: 64                                           Ceridian Corporation        (data storage products); Director, PNC
                                                  (payroll and human          Funds, PNC Advantage Funds, PNC Long-Short
                                                  resources services), 2003   Fund LLC, PNC Long-Short TEDI Fund LLC, PNC
                                                  to 2007; Director and       Absolute Return Master Fund LLC, PNC
                                                  Chairman of the Board of    Absolute Return Fund LLC, PNC Absolute
                                                  Constar International       Return TEDI Fund LLC, PNC Alternative
                                                  Inc. (bottles and           Strategies Master Fund LLC, PNC Alternative
                                                  packaging manufacturer),    Strategies Fund LLC, PNC Alternative
                                                  2009 to present.            Strategies TEDI Fund LLC (each a registered
                                                                              investment company)

Edward D. Miller, Jr.     Since 2002              Dean and Chief Executive    Director, Care Fusion (health care
Date of Birth: 2/1/43                             Officer, Johns Hopkins      devices); Director, PNC Funds, PNC
Age: 67                                           Medicine, January 1997 to   Advantage Funds, PNC Long-Short Fund LLC,
                                                  present.                    PNC Long-Short TEDI Fund LLC, PNC Absolute
                                                                              Return Master Fund LLC, PNC Absolute Return
                                                                              Fund LLC, PNC Absolute Return TEDI Fund
                                                                              LLC, PNC Alternative Strategies Master Fund
                                                                              LLC, PNC Alternative Strategies Fund LLC,
                                                                              PNC Alternative Strategies TEDI Fund LLC
                                                                              (each a registered investment company)

(1.) Includes directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (i.e., "public companies"), or other investment companies registered under the 1940 Act. The Master Fund is part of a "Fund Complex" that is comprised of 10 other registered investment companies which are included in this column for each Director. The total number of portfolios in the Fund Complex overseen by each of the Directors is 36.

PNC LONG-SHORT MASTER FUND LLC
DIRECTORS AND OFFICERS OF THE FUND (UNAUDITED)
MARCH 31, 2010

OFFICERS OF THE MASTER FUND

Officers are elected by the Directors and hold office until they resign, are removed or are otherwise disqualified to serve. The following table sets forth certain information about the Master Fund's officers who are not Directors.

NAME,                       POSITION HELD WITH
DATE OF BIRTH AND AGE          MASTER FUND          LENGTH OF TIME SERVED     PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
---------------------     ---------------------   -------------------------   -------------------------------------------
Kevin A. McCreadie        President               Since 2004                  President and Chief Executive Officer, PNC
Two Hopkins Plaza,                                                            Capital Advisors, LLC (formerly PNC Capital
4th Floor                                                                     Advisors, Inc.) since March 2004; Chief
Baltimore, MD 21201                                                           Investment Officer of PNC Capital Advisors,
Date of Birth: 8/14/60                                                        LLC since 2002; Chief Investment Officer of
Age: 49                                                                       PNC Asset Management Group since 2007;
                                                                              Executive Vice President of PNC Bank, N.A.
                                                                              since 2007; Partner of Brown Investment
                                                                              Advisory & Trust Company, 1999-2002.

Jennifer E. Spratley      Vice President and      Since March 2008 and        Managing Director and Head of Fund
Two Hopkins Plaza,        Treasurer               September 2007,             Administration, PNC Capital Advisors,
4th Floor                                         respectively                LLC (formerly PNC Capital Advisors, Inc.)
Baltimore, MD 21201                                                           since 2007; Treasurer, PNC Capital Advisors,
Date of Birth: 2/13/69                                                        Inc., September 2007 - September 2009;
Age: 41                                                                       Unit Leader, Fund Accounting and
                                                                              Administration, SEI Investments Global
                                                                              Funds Services 2005 to 2007; Fund Accounting
                                                                              Director, SEI Investments Global Funds Services
                                                                              1999 to 2007.

George L. Stevens         Assistant Vice          Since 2008                  Director - CCO Services, Beacon Hill Fund
Beacon Hill Fund          President and Chief                                 Services, Inc. (distributor services, chief
Services, Inc.            Compliance Officer                                  compliance officer services and/or chief
4041 N. High Street                                                           financial officer services) since 2008;
Columbus, Ohio  43214                                                         Vice President, Citi Fund Services Ohio,
Date of Birth: 2/10/51                                                        Inc. 1995-2008.
Age: 59

PNC LONG-SHORT MASTER FUND LLC
DIRECTORS AND OFFICERS OF THE FUND (UNAUDITED)
MARCH 31, 2010

NAME,                       POSITION HELD WITH
DATE OF BIRTH AND AGE          MASTER FUND          LENGTH OF TIME SERVED     PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
---------------------     ---------------------   -------------------------   -------------------------------------------
Jennifer Vollmer          Secretary               Since 2002                  Senior Counsel, PNC since 2007;
The PNC Financial                                                             Secretary, PNC Capital Advisors, LLC
Services Group, Inc.                                                          (formerly, PNC Capital Advisors, Inc.),
1600 Market Street,                                                           since 2001.
28th Floor
Philadelphia, PA 19103
Date of Birth: 12/30/71
Age: 38

Savonne L. Ferguson       Assistant Secretary     Since 2004                  Vice President and Director of
Two Hopkins Plaza,                                                            Regulatory Fund Administration, PNC
4th Floor                                                                     Capital Advisors, LLC (formerly, PNC
Baltimore, MD 21201                                                           Capital Advisors, Inc.) since 2010; Vice
Date of Birth: 10/31/73                                                       President, PNC Capital Advisors, Inc.
Age: 36                                                                       2007-2009; Assistant Vice President, PNC
                                                                              Capital Advisors, Inc. 2002-2007.

PNC LONG-SHORT MASTER FUND LLC
OTHER INFORMATION (UNAUDITED)
MARCH 31, 2010

PORTFOLIO HOLDING DISCLOSURE

The Master Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Master Fund's Forms N-Q will be available on the Commission's web site at HTTP://WWW.SEC.GOV, and may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Master Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available
(i) without charge, upon request, by calling 1-800-239-0418; and (ii) on the Commission's website at HTTP://WWW.SEC.GOV.

MANAGER AND ADMINISTRATOR
PNC Capital Advisors, LLC
Two Hopkins Plaza
Baltimore, Maryland  21201

ADVISER
Advantage Advisers Management, LLC
200 Park Avenue
New York, NY 10166

SUB-ADMINISTRATOR
SEI Investments Global Funds Services
One Freedom Valley Drive
Oaks, Pennsylvania  19456

LEGAL COUNSEL
Ropes & Gray LLP
One International Place
Boston, MA 02110-2624

ITEM 2.    CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant's principal executive and principal financial officer. The principal financial officer is also the principal accounting officer.

ITEM 3.    AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The registrant's board of directors has determined that the registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial experts are Robert D. Neary, Kelly J. Brennan and Richard W. Furst. Messrs. Neary , Brennan and Furst are independent as defined in Form N-CSR Item 3(a)(2).

ITEM 4.    PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Fees billed by Deloitte & Touche, LLP ("D&T") related to the registrant.

D&T billed the registrant aggregate fees for services rendered to the registrant for the fiscal years ended March 31, 2010 and March 31, 2009, which are set forth in the table below.

                                       2010                                                  2009
               ---------------------------------------------------   ---------------------------------------------------
                All fees and       All fees and     All other fees    All fees and       All fees and     All other fees
               services billed     services to     and services to   services billed     services to     and services to
                   to the             service          service           to the            service           service
               Registrant that   affiliates that   affiliates that   Registrant that   affiliates that   affiliates that
                     were              were        did not require        were               were        did not require
                 pre-approved      pre-approved      pre-approval      pre-approved     pre-approved      pre-approval
               ---------------   ---------------   ---------------   ---------------   ---------------   ---------------
(a) Audit          $25,556             N/A               N/A             $25,843             N/A               N/A
    Fees(1)
(b) Audit-
    Related          N/A               N/A               N/A               N/A               N/A               N/A
    Fees
(c) Tax Fees       $18,111             N/A               N/A             $17,667             N/A               N/A
(d) All              N/A               N/A               N/A               N/A               N/A               N/A
    Other
    Fees

Notes:

(1) Audit fees include amounts related to the audit of the registrant's annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(e)(1) The registrant's Audit Committee must pre-approve all audit and non-audit services provided by the independent accountant relating to the operations or financial reporting of the registrant, its investment manager (other than its sub-adviser) or any entity controlling, controlled by, or under common control with the investment manager ("adviser affiliate"). Prior to the commencement of any audit or non-audit services to the registrant, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

(e)(2) During the registrant's last two fiscal years, there were no waivers of the requirement that non-audit services provided to the registrant or any adviser affiliate be pre-approved.

(f)     Not Applicable.

(g) The aggregate non-audit fees and services billed by D&T for the last two fiscal years were $18,111 and $17,667, respectively.

(h)     Not Applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.

The schedule of investments is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Registrant ordinarily does not invest in voting securities. If voting a proxy, however, the responsibility for voting proxies relating to the registrant's portfolio securities has been delegated to the Adviser. The policies and procedures that the investment adviser uses to determine how to vote proxies are included as Exhibit C to this Form.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES


(a)(1) Advantage Advisers Management, L.L.C. (the "Adviser") is the investment adviser of the registrant. The Adviser is registered as an investment adviser under the Advisers Act. The Adviser's offices are located at 200 Park Avenue, 24th Floor, New York, NY 10166.


The Adviser was formed as a Delaware limited liability company in October 1997. The Adviser is part of the Alternative Investments Group of Oppenheimer Asset Management Inc., an affiliate of Oppenheimer & Co. Inc. Oppenheimer's Alternative Investments Group provides high net worth and institutional investors with a wide range of non-traditional investment strategies and services, and currently provides clients access to alternative investment programs through its consulting services, managed account capabilities and numerous proprietary strategies.


Oppenheimer Asset Management Inc. is the managing member of (and therefore controls) the Adviser and oversees the Adviser's provision of investment advisory services to the Master Fund. The interest of Oppenheimer Asset Management Inc. in the Adviser as it relates to the Adviser's business of providing services to the Master Fund, is represented by a separate series of interests in the Adviser relating specifically to that business. Pursuant to applicable law, the debts, liabilities and obligations of the Adviser related to that series of interests are enforceable against the assets of that series only, and not against the assets of any other series or of the Adviser generally. Similarly, the debts, liabilities and obligations of the Adviser relating to any other series of interests are not enforceable against the assets of the series relating to the Master Fund. Other series of interests in the Adviser represent interests in other business activities of the Adviser.


Oppenheimer Asset Management Inc. is a registered investment adviser with the SEC under the Advisers Act. Its affiliate, Oppenheimer & Co. Inc., is a member of the New York Stock Exchange and other principal securities exchanges. As a registered broker-dealer, Oppenheimer & Co. Inc. is subject to the informational requirements of the Exchange Act, and in accordance therewith files reports with the SEC. Oppenheimer & Co. Inc. also is registered as an investment adviser with the SEC.

The day-to-day management of the Master Fund's portfolio will be the responsibility of Patrick Kane, David Fierer and Tom Robinson.

PATRICK KANE, Senior Managing Director, joined the Adviser in 2001 and is primarily responsible for managing the Master Fund's portfolio. He was, until his promotion in September 2006 to Senior Managing Director for the Alternative Investments Group of the Asset Management Division of Oppenheimer & Co. Inc. ("Opco"), a Senior Hedge Fund Due Diligence Analyst and Portfolio Manager for the fund of funds products at Opco. Mr. Kane has worked in the hedge fund industry since 1989. Before joining Opco's predecessor, CIBC World Markets Corp., in 2001, Mr. Kane worked for Dunbar Capital Management, a boutique hedge fund of funds manager. At Dunbar, he was a member of the Investment Committee, and conducted due diligence for their fund of funds. Mr. Kane previously worked for Brandywine Asset Management (1991-1999), a hedge fund manager in Thornton, PA. At Brandywine, he was the Director of Trading, responsible for all trading on the managed futures and statistical arbitrage market-neutral equity hedge funds. Before that, he worked for Tricon Investments (1989-1991), a managed futures firm in Somerset, NJ. Mr. Kane holds a B.S. from the University of Scranton.

DAVID FIERER, Senior Director, joined the Adviser in 2000 and is primarily responsible for managing the Master Fund's portfolio. Over the past nine years, Mr. Fierer has been part of a team responsible for the sourcing, screening, due diligence and monitoring of hedge fund managers for Opco's fund of fund portfolios and Hedge Fund Consulting platform. He has also been responsible for making recommendations for investments and redemptions from hedge funds to the investment committee, and he designed the firm's proprietary hedge fund database. As of March 2010, Mr. Fierer joined Pat Kane and Tom Robinson as an Investment Committee member. Mr. Fierer holds a Bachelor of Science in Management from Tulane University.

TOM ROBINSON, President, Oppenheimer Asset Management, Inc., joined the Adviser in 2003 and assists with due diligence and portfolio operations. He has been in the investment industry since 1971. Prior to joining Oppenheimer Asset Management Inc. in April 2003, Mr. Robinson was Chief Investment Officer of Oppenheimer Investment Advisers at CIBC World Markets Corp. since August 2001. Before joining CIBC World Markets Corp., Mr. Robinson was employed at Merrill Lynch where he was a Senior Portfolio Manager responsible for managing eight mutual funds. Additionally, with Merrill Lynch Asset Management, he held the position of Chief International Investment Strategist responsible for the firm's views on global asset allocations. Mr. Robinson also held the position of Chief International Economist, Merrill Lynch's primary spokesperson and forecaster for all international economic matters. Prior to Merrill Lynch, Mr. Robinson held positions at the American Council of Life Insurance where he was a Senior Economist and at the Bureau of Economic Analysis United States Department of Commerce where he was an Economist with the Current Business Analysis Division. Mr. Robinson was a Professorial Lecturer in Economics at the George Washington University. Mr. Robinson holds a Ph.D. in Economics and a B.A. from the George Washington University. He is also a non-degree graduate of the University of Aberdeen, Scotland.

(a)(2) The following table provides information relating to other accounts managed by the portfolio managers who manage day-to-day the registrant's portfolio as of March 31, 2010:



                                       TOTAL                       NUMBER OF ACCOUNTS         MANAGED WITH
                                      NUMBER OF                      MANAGED THAT ADVISORY      PERFORMANCE-
                                      ACCOUNTS                          FEE BASEED ON              BASED
                                      MANAGED       TOTAL ASSETS       PERFORMANCE             ADVISORY FEES
                                  ------------- ----------------- --------------------  ------------------
PATRICK KANE
      Registered investment                          160,679,755                              160,679,755
         companies.................           1  $                               1       $
      Other pooled investment                        280,634,384                              260,634,384
         vehicles..................          10  $                               9       $
      Other accounts...............           0  $             0                 0       $              0
DAVID FIERER
      Registered investment                          160,679,755                              160,679,755
         companies.................           1  $                               1       $
      Other pooled investment                         28,616,653                               28,616,653
         vehicles..................           1  $                               1       $
      Other accounts...............           0  $             0                 0       $              0
TOM ROBINSON
      Registered investment                          160,679,755                              160,679,755
         companies.................           1  $                               1       $
      Other pooled investment                         28,616,653                               28,616,653
         vehicles..................           1  $                               1       $
      Other accounts...............           0  $             0                 0       $              0



Investment advisers that are affiliated with the Adviser ("Adviser Affiliates") provide investment advisory services to various investment funds, including registered investment companies, other than the registrant. These funds may be managed by unaffiliated investment advisers ("Unaffiliated Advisers") retained by the Adviser Affiliates to act as sub-advisers or by personnel of the Unaffiliated Advisers.

Certain conflicts of interest may arise because the Adviser, the Adviser Affiliates and the Unaffiliated Advisers and their personnel may engage in investment management activities for their own accounts and the accounts of others in which the registrant has no interest. This may create actual or potential conflicts of interest with respect to investments made by the Adviser on behalf of the registrant. The Adviser may invest the assets of the registrant in Investment Funds managed by Unaffiliated Advisers (but which Investment Funds are not affiliated with the Adviser) when the Adviser believes such investment to be appropriate and consistent with the investment objective and policies of the registrant.

There may be instances of potential conflicts of interests where a purchase of, or withdrawal from, a particular Investment Fund is limited as to the amount and several funds managed by the Adviser want to invest or redeem and cannot do so to the full amount they would want. In such cases, the Adviser does a PRO RATA allocation based on the assets of each fund that is participating in the purchase or withdrawal.

(a)(3) Portfolio managers are compensated through base salary and a discretionary bonus based upon the overall performance of Oppenheimer Asset Management Inc.'s (the Adviser's parent company) operations for a given year. Portfolio manager compensation is not tied directly to the performance or the value of the assets of the registrant or any other account managed by the Adviser. Oppenheimer & Co. Inc., an affiliate of the Adviser, pays the portfolio managers' compensation in cash.

(a)(4) As of March 31, 2010, no portfolio manager was the beneficial owner of any securities in the registrant.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant's disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the registrant's disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared. Further, in their opinion, the registrant's disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) At the date of filing this Form N-CSR, there were no significant changes in the registrant's internal control over financial reporting that occurred during the registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrants internal control over financial reporting.

ITEMS 12. EXHIBITS.

(a)(1) Code of Conduct for the principal executive and principal financial officers is incorporated by reference to the registrant's certified shareholder report on Form N-CSR filed with the SEC on June 9, 2008. (Reg. No. 811-21818).

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) are filed herewith.

(c) Proxy voting procedures are filed herewith.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant)                            PNC Long-Short Master Fund LLC

By (Signature and Title)                /s/ Kevin A. McCreadie
                                        ----------------------------------------
                                        Kevin A. McCreadie
                                        Chief Executive Officer

Date: May 28, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)                /s/ Kevin A. McCreadie
                                        ----------------------------------------
                                        Kevin A. McCreadie
                                        Chief Executive Officer

Date: May 28, 2010


By (Signature and Title)                /s/ Jennifer E. Spratley
                                        ----------------------------------------
                                        Jennifer E. Spratley
                                        Chief Financial Officer

Date: May 28, 2010